UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 2006


                              WHIRLPOOL CORPORATION
               (Exact name of registrant as Specified in Charter)


          DELAWARE                        1-3932                 38-1490038
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)


 2000 M63 NORTH, BENTON HARBOR, MICHIGAN                      49022-2692
(Address of Principal Executive Offices)                      (Zip Code)


                                 (269) 923-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets.

            On March 31, 2006, Whirlpool Corporation, a Delaware corporation ("Whirlpool"), completed its acquisition of Maytag Corporation, a Delaware corporation ("Maytag"). Pursuant to an Agreement and Plan of Merger, dated as of August 22, 2005 (the "Merger Agreement"), by and among Whirlpool, Whirlpool Acquisition Co. ("Whirlpool Acquisition") and Maytag, Whirlpool Acquisition merged with and into Maytag (the "Merger"), as a result of which Maytag became a wholly owned subsidiary of Whirlpool. The Merger Agreement is incorporated by reference as Exhibit 2.1 to this Report.

            Under the terms of the Merger Agreement, each share of Maytag common stock outstanding at the effective time of the Merger was converted into the right to receive (i) 0.1196 of a share of Whirlpool common stock, and (ii) $10.50 in cash. The aggregate consideration paid to former Maytag shareholders consisted of approximately 9.6 million shares of Whirlpool common stock and approximately $848 million in cash.

            Whirlpool obtained the cash portion of the consideration for the Merger through the issuance of commercial paper under commercial paper programs supported by committed bank facilities, as described in Whirlpool's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 10-K"). Whirlpool intends to reissue the commercial paper as it matures from time to time.

            On March 29, 2006, following Department of Justice clearance of the Merger, borrowing capacity of $500 million under Whirlpool's 364-Day Credit Facility and the remaining $1 billion of borrowing capacity under its Amended and Restated Long-Term Five-Year Credit Agreement became available. The facilities are described in the 2005 10-K and are incorporated by reference as Exhibits 10.1 and 10.2 to this Report.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            On March 31, 2006, Maytag retired approximately $185 million aggregate principal amount of Maytag's 6.875% Notes due 2006 (plus accrued interest) upon maturity using available cash of Maytag and Whirlpool and approximately $30 million aggregate principal amount of commercial paper issued by Whirlpool.

            The information contained in Item 2.01 hereof regarding Whirlpool's issuance of commercial paper to fund the cash portion of the consideration for the Merger is incorporated herein by reference.

            Whirlpool expects to refinance a portion of its commercial paper borrowings in the capital markets.

            On April 3, 2006, Whirlpool assumed the obligations for approximately $67 million of the letters of credit issued by Maytag under its credit facility and subsequently Maytag terminated its credit facility.

Item 9.01.  Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            (1) The audited consolidated balance sheets of Maytag Corporation as of December 31, 2005 and January 1, 2005 and the consolidated statements of operations, consolidated statements of shareholders' equity and consolidated statements of cash flows of Maytag


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                        Corporation for each of the three fiscal years in the
                        period ended December 31, 2005, and the schedule and independent registered public accounting firm's report related thereto (incorporated by reference from Maytag Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

            (b) Pro Forma Financial Information. Whirlpool intends to file by amendment to this Form 8-K the required pro forma financial information no later than June 16, 2006.

            (d) Exhibits.

            2.1 Agreement and Plan of Merger, dated as of August 22, 2005, by and among Whirlpool Corporation, Whirlpool Acquisition Co. and Maytag Corporation (incorporated by reference from Exhibit 2.1 to Whirlpool's Current Report on Form 8-K dated August 22, 2005).

            10.1 Amended and Restated Long-Term Five-Year Credit Agreement dated as of December 1, 2005 among Whirlpool Corporation, Whirlpool Europe B.V., Whirlpool Finance B.V., Certain Financial Institutions and Citibank, N.A., as Administrative Agent and Fronting Agent and JPMorgan Chase Bank, N.A., as Syndication Agent, ABN AMRO Bank N.V., The Royal Bank of Scotland PLC and Bank of America, N.A., as Documentation Agents, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., Lead Arrangers and Joint Bookrunners (incorporated by reference from Exhibit 10.1 to Whirlpool's Current Report on Form 8-K filed December 6, 2005).

            10.2 364-Day Credit Agreement dated as of December 1, 2005 among Whirlpool Corporation, Whirlpool Europe B.V., Whirlpool Finance B.V., Certain Financial Institutions and Citibank, N.A., as Administrative Agent and Fronting Agent and JPMorgan Chase Bank, N.A., as Syndication Agent, ABN AMRO Bank N.V., The Royal Bank of Scotland PLC and Bank of America, N.A., as Documentation Agents, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., Lead Arrangers and Joint Bookrunners (incorporated by reference from Exhibit 10.2 to Whirlpool's Current Report on Form 8-K filed December 6, 2005).

            99.1 The audited consolidated balance sheets of Maytag Corporation as of December 31, 2005 and January 1, 2005 and the consolidated statements of operations, consolidated statements of shareholders' equity and consolidated statements of cash flows of Maytag Corporation for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm's report related thereto (incorporated by reference from Maytag Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

            99.2        Consent of the Independent Registered Public Accounting
                        Firm.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WHIRLPOOL CORPORATION

Date: April 6, 2006                      By: /s/ Robert T. Kenagy
                                             ---------------------------------
                                             Name: Robert T. Kenagy
                                             Title: Associate General Counsel
                                                    and Secretary
























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
                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of August 22, 2005, by and among Whirlpool Corporation, Whirlpool Acquisition Co. and Maytag Corporation (incorporated by reference from Exhibit 2.1 to Whirlpool's Current Report on Form 8-K dated August 22, 2005).

10.1 Amended and Restated Long-Term Five-Year Credit Agreement dated as of December 1, 2005 among Whirlpool Corporation, Whirlpool Europe B.V., Whirlpool Finance B.V., Certain Financial Institutions and Citibank, N.A., as Administrative Agent and Fronting Agent and JPMorgan Chase Bank, N.A., as Syndication Agent, ABN AMRO Bank N.V., The Royal Bank of Scotland PLC and Bank of America, N.A., as Documentation Agents, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., Lead Arrangers and Joint Bookrunners (incorporated by reference from Exhibit 10.1 to Whirlpool's Current Report on Form 8-K filed December 6, 2005).

10.2 364-Day Credit Agreement dated as of December 1, 2005 among Whirlpool Corporation, Whirlpool Europe B.V., Whirlpool Finance B.V., Certain Financial Institutions and Citibank, N.A., as Administrative Agent and Fronting Agent and JPMorgan Chase Bank, N.A., as Syndication Agent, ABN AMRO Bank N.V., The Royal Bank of Scotland PLC and Bank of America, N.A., as Documentation Agents, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., Lead Arrangers and Joint Bookrunners (incorporated by reference from Exhibit 10.2 to Whirlpool's Current Report on Form 8-K filed December 6, 2005).

99.1 The audited consolidated balance sheets of Maytag Corporation as of December 31, 2005 and January 1, 2005 and the consolidated statements of operations, consolidated statements of shareholders' equity and consolidated statements of cash flows of Maytag Corporation for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm's report related thereto (incorporated by reference from Maytag Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

99.2        Consent of the Independent Registered Public Accounting Firm.






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